UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-08518

                              Gabelli Gold Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                           Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Gold Fund, Inc. Annual Report — December 31, 2014

Caesar M. P. Bryan
Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2014, the net asset value (“NAV”) per Class AAA Share of the Gabelli Gold Fund, Inc. decreased 1.3% compared with a decrease of 18.3% for the Philadelphia Gold & Silver (“XAU”) Index. See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2014.

Performance Discussion (Unaudited)

Gold ended 2014 at $1,184.66 per ounce. For the last quarter of the year gold declined by almost $25 per ounce or 2.0%. For the year, the gold price fell by $21 which is a decline of 1.7%.

Gold and gold equities staged a modest recovery during the first quarter of the calendar year, offsetting what had been an ongoing decline. Investors have shifted assets away from an underperforming asset, gold, to better performing assets such as equities. This trend was helped along by very low interest rates and the Federal Reserve’s asset purchases. The second quarter of the year saw gold price performing better, albeit after a selloff in May. The liquidation of physical gold ETFs slowed, and encouraging data was seen indicating that gold equities had thus far outperformed the price of gold.

During the third quarter, gold equities registered a new low for the year as gold mining companies experienced negative leverage due to a weaker gold price. Gold companies’ managements adjusted their plans to reflect this, realizing that capital is limited and demands a return. This exercise included reducing costs and cutting unnecessary capital expenditures, leaving greater room for shareholder returns.

Some selected holdings that contributed positively to performance were Detour Gold Corp.(1.8% of net assets as of December 31, 2014), a Canadian gold exploration and development company whose principle business focuses on the acquisition, exploration, and development of its wholly owned Detour Lake Project; Franco-Nevada Corp. (12.8%), a gold focused royalty company with interests in platinum group metals, oil and gas, metal streams (metal purchase agreements that provide, in exchange for an upfront deposit, the right to purchase all or a portion of one of more metals provided from a mine at a preset price), and a portfolio of metal producing properties at various stages of production; and Osisko Gold Royalties Ltd. (1.3%), a precious metals mining company engaged in the business of acquiring, exploring, developing and operating gold properties, with interests substantially in Canada. In June 2014, Agnico Eagle Mines Ltd (7.3%) and Yamana Gold Inc.(1.7%) jointly acquired 100% of issued and outstanding common shares of Osisko Gold Royalties Ltd.

Some of our weaker performers for the year were Hochschild Mining plc (1.6%), a precious metals company with a primary focus on the exploration, mining, processing, and sale of silver and gold. It has a number of operating mines and plants and a portfolio of projects located across Mexico and Central America at various stages of development; Regis Resources Ltd. (0.9%), principally engaged in production, exploration, evaluation, and development of gold projects in the Western Australia and Africa; and AngloGold Ashanti Ltd (1.7%), a gold mining company with a portfolio of assets and differing orebody types in key gold producing regions. Anglogold also produces silver, uranium oxide and sulfuric acid as by-products. AngloGold Ashanti Ltd. has 20 operations in four regions consisting of open-pit and underground mines and surface metallurgical plants in 10 countries on four continents.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
President

February 20, 2015

Comparative Results

Average Annual Returns through December 31, 2014 (a) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (7/11/94)
Class AAA (GOLDX)	(1.31)%	(12.36)%	2.15%	3.60%
XAU Index	(18.27)	(16.38)	(3.61)	(2.39)
Lipper Precious Metals Fund Classification	(10.59)	(14.31)	0.66	(0.32)
Standard & Poor’s (“S&P”) 500 Index	13.69	15.45	7.67	9.85 (d)
Class A (GLDAX)	(1.21)	(12.31)	2.18	3.62
With sales charge (b)	(6.89)	(13.34)	1.57	3.32
Class C (GLDCX)	(1.98)	(13.00)	1.39	3.15
With contingent deferred sales charge (c)	(2.96)	(13.00)	1.39	3.15
Class I (GLDIX)	(1.01)	(12.14)	2.33	3.69

In the current prospectuses dated April 30, 2014, the expense ratios for Class AAA, A, C, and I Shares are 1.57%, 1.57%, 2.32%, and 1.32%, respectively. See page 9 for the expense ratios for the year ended December 31, 2014. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 23, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Precious Metals Fund Classification reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	The S&P 500 Index since inception performance is as of June 30, 1994.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GABELLI GOLD FUND, INC. (CLASS AAA SHARES), LIPPER PRECIOUS METALS FUND

CLASSIFICATION, AND XAU INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli Gold Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2014 through December 31, 2014	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2014.

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period*

Gabelli Gold Fund, Inc.

Actual Fund Return
Class AAA	$1,000.00	$ 728.50	1.61%	$ 7.01
Class A	$1,000.00	$ 729.00	1.61%	$ 7.02
Class C	$1,000.00	$ 726.30	2.36%	$10.27
Class I	$1,000.00	$ 729.60	1.35%	$ 5.89
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.09	1.61%	$ 8.19
Class A	$1,000.00	$1,017.09	1.61%	$ 8.19
Class C	$1,000.00	$1,013.31	2.36%	$11.98
Class I	$1,000.00	$1,018.40	1.35%	$ 6.87

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2014:

Gabelli Gold Fund, Inc.

North America	66.7%
United Kingdom	24.4%
Australia	6.0%
Africa	3.0%

Other Assets and Liabilities (Net)	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Gold Fund, Inc.

Schedule of Investments — December 31, 2014

Shares		Cost	Market Value

	COMMON STOCKS — 99.7%
	Metals and Mining — 99.7%
	Africa — 3.0%
351,200	AngloGold Ashanti Ltd., ADR†	$11,013,472	$3,055,440
250,000	Gold Fields Ltd., ADR	2,444,373	1,132,500
150,362	Sibanye Gold Ltd., ADR	1,080,086	1,138,240

		14,537,931	5,326,180

	Australia — 6.0%
702,079	Newcrest Mining Ltd.†	24,381,984	6,259,736
826,227	Northern Star Resources Ltd.	895,208	1,005,052
4,450,000	Perseus Mining Ltd.†	3,579,845	900,112
1,000,000	Regis Resources Ltd.†	1,486,172	1,575,652
5,077,272	Saracen Mineral Holdings Ltd.†	1,841,992	1,056,997

		32,185,201	10,797,549

	North America — 66.3%
190,246	Agnico Eagle Mines Ltd., New York	2,540,265	4,735,223
338,186	Agnico Eagle Mines Ltd., Toronto	4,850,687	8,418,264
300,000	Alamos Gold Inc.	2,660,928	2,143,226
5,500,000	Alexandria Minerals Corp.†(a)	965,101	189,361
1,050,000	AuRico Gold Inc.	4,385,091	3,444,000
1,929,650	B2Gold Corp.†	4,704,367	3,155,737
178,700	Barrick Gold Corp., New York	7,096,505	1,921,025
122,661	Barrick Gold Corp., Toronto	3,309,806	1,321,842
600,000	Centerra Gold Inc.	3,123,203	3,119,298
500,000	Comstock Mining Inc.†	1,081,276	380,000
500,000	Dalradian Resources Inc.†	538,141	318,471
400,000	Detour Gold Corp.†	4,545,647	3,267,344
1,500,000	Eastmain Resources Inc.†	1,685,613	296,953
125,000	Eldorado Gold Corp., New York	450,788	760,000
1,073,333	Eldorado Gold Corp., Toronto	6,073,201	6,540,883
154,700	Franco-Nevada Corp.	3,296,851	7,617,823
298,000	Franco-Nevada Corp.(a)	7,692,937	14,674,281
543,800	Goldcorp Inc.	3,227,959	10,068,117
473,000	Golden Queen Mining Co. Ltd., New York†	231,169	415,269
3,027,000	Golden Queen Mining Co. Ltd., Toronto†	1,679,415	2,683,603
350,000	MAG Silver Corp.†	2,575,867	2,867,963
800,000	Mandalay Resources Corp.	704,880	626,614
1,400,000	Merrex Gold Inc.†	716,883	84,352
800,000	Midas Gold Corp.†	627,809	323,636
310,871	Newmont Mining Corp.	14,460,334	5,875,462
168,660	Osisko Gold Royalties Ltd.	2,466,708	2,377,906
100,000	Petaquilla Minerals Ltd.†	64,653	2,152
2,440,000	Petaquilla Minerals Ltd.†(a)	2,277,075	52,505
400,000	Premier Gold Mines Ltd.†	854,538	650,714
286,750	Primero Mining Corp.†	1,924,380	1,103,264
150,000	Richmont Mines Inc.†	457,142	476,416
2,200,000	Romarco Minerals Inc.†	2,341,897	927,870

Shares		Cost	Market Value

167,000	Royal Gold Inc.	$8,295,059	$10,470,900
600,000	SEMAFO Inc.†	1,312,431	1,538,991
130,000	Silver Wheaton Corp., New York	2,871,851	2,642,900
30,000	Silver Wheaton Corp., Toronto	724,270	610,174
215,000	Tahoe Resources Inc.	4,643,332	2,988,681
2,000,000	Torex Gold Resources Inc.†	3,221,724	2,117,404
500,000	Torex Gold Resources Inc.†(a)	543,060	529,351
85,000	Virginia Mines Inc.†	1,013,457	1,101,825
3,041,000	Wesdome Gold Mines Ltd.†	3,665,558	3,271,863
724,791	Yamana Gold Inc., New York	4,240,203	2,913,660
47,734	Yamana Gold Inc., Toronto	176,638	192,694

		124,318,699	119,218,017

	United Kingdom — 24.4%
50,000	Acacia Mining plc	162,701	199,034
3,019,000	Centamin plc	3,223,019	2,771,494
1,195,500	Fresnillo plc	11,528,810	14,272,954
55,000,000	G-Resources Group Ltd.†	1,416,050	1,305,023
2,130,152	Hochschild Mining plc†	12,703,637	2,921,654
330,900	Randgold Resources Ltd., ADR	2,444,869	22,305,969

		31,479,086	43,776,128

	TOTAL COMMON STOCKS	202,520,917	179,117,874

	WARRANTS — 0.4%
	Metals and Mining — 0.4%
	North America — 0.4%
87,500	Franco-Nevada Corp., expire 06/16/17†	0	753,142

	TOTAL INVESTMENTS — 100.1%	$202,520,917	179,871,016

	Other Assets and Liabilities (Net) — (0.1)%		(224,277)

	NET ASSETS — 100.0%		$179,646,739

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the market value of Rule 144A securities amounted to $15,445,498 or 8.60% of net assets.

†	Non-income producing security.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	66.7%	$119,971,159
United Kingdom	24.3	43,776,128
Australia	6.0	10,797,549
Africa	3.0	5,326,180

	100.0%	$179,871,016

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $202,520,917)	$179,871,016
Cash	524
Receivable for investments sold	2,649,684
Receivable for Fund shares sold	1,379,625
Dividends receivable	50,307
Prepaid expenses	35,226

Total Assets	183,986,382

Liabilities:
Payable for Fund shares redeemed	825,297
Payable for investment advisory fees	152,384
Payable for distribution fees	33,774
Payable for accounting fees	11,250
Line of credit payable	3,175,000
Other accrued expenses	141,938

Total Liabilities	4,339,643

Net Assets (applicable to 16,971,348 shares outstanding)	$179,646,739

Net Assets Consist of:
Paid-in capital	$238,269,968
Accumulated net investment loss	(11,288,339)
Accumulated net realized loss on investments and foreign currency transactions	(24,685,008)
Net unrealized depreciation on investments	(22,649,901)
Net unrealized appreciation on foreign currency translations	19

Net Assets	$179,646,739

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($123,456,246 ÷ 11,678,714 shares outstanding; 375,000,000 shares authorized)	$10.57

Class A:
Net Asset Value and redemption price per share ($11,334,174 ÷ 1,069,473 shares outstanding; 250,000,000 shares authorized)	$10.60

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.25

Class C:
Net Asset Value and offering price per share ($5,898,528 ÷ 596,027 shares outstanding; 125,000,000 shares authorized)	$9.90 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($38,957,791 ÷ 3,627,134 shares outstanding; 125,000,000 shares authorized)	$10.74

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $212,821)	$1,759,187
Interest	2,347

Total Investment Income	1,761,534

Expenses:
Investment advisory fees	2,172,520
Distribution fees - Class AAA	424,141
Distribution fees - Class A	40,614
Distribution fees - Class C	66,620
Shareholder services fees	183,356
Shareholder communications expenses	128,418
Directors’ fees	109,000
Registration expenses	70,414
Custodian fees	67,901
Legal and audit fees	55,345
Accounting fees	45,000
Interest expense	8,906
Miscellaneous expenses	58,573

Total Expenses	3,430,808

Net Investment Loss	(1,669,274)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(15,420,623)
Net realized gain on foreign currency transactions	14,115

Net realized loss on investments and foreign currency transactions	(15,406,508)

Net change in unrealized appreciation/depreciation:
on investments	12,127,282
on foreign currency translations	19

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	12,127,301

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(3,279,207)

Net Decrease in Net Assets Resulting from Operations	$(4,948,481)

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment loss	$(1,669,274)	$(85,674)
Net realized loss on investments and foreign currency transactions	(15,406,508)	(917,615)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	12,127,301	(191,694,326)

Net Decrease in Net Assets Resulting from Operations	(4,948,481)	(192,697,615)

Capital Share Transactions:
Class AAA	(10,386,948)	(28,638,071)
Class A	(1,832,782)	2,684,045
Class B*	—	(28,855)
Class C	746,391	(2,164,244)
Class I	26,175,384	(2,833,011)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	14,702,045	(30,980,136)

Redemption Fees	17,726	22,269

Net Increase/(Decrease) in Net Assets	9,771,290	(223,655,482)
Net Assets:
Beginning of year	169,875,449	393,530,931

End of year (including undistributed net investment income of $0 and $0, respectively)	$179,646,739	$169,875,449

*	Class B Shares were fully redeemed and closed on April 25, 2013.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)	Portfolio Turnover Rate
Class AAA
2014	$10.71	$(0.10)		$(0.04)	$(0.14)	—	—	—	$0.00	$10.57	(1.3)%	$123,456	(0.78)%	1.58%	18%
2013	21.99	(0.00	)(b)	(11.28)	(11.28)	—	—	—	0.00	10.71	(51.3)	138,147	(0.03)	1.57	4
2012	23.54	(0.06)		(0.95)	(1.01)	—	$(0.54)	$(0.54)	(0.00)	21.99	(4.3)	324,798	(0.27)	1.48	5
2011	35.73	(0.16)		(6.13)	(6.29)	—	(5.90)	(5.90)	0.00	23.54	(17.2)	397,738	(0.46)	1.46	4
2010	29.97	(0.18)		10.87	10.69	$(1.31)	(3.62)	(4.93)	0.00	35.73	35.7	679,244	(0.53)	1.44	7
Class A
2014	$10.73	$(0.10)		$(0.03)	$(0.13)	—	—	—	$0.00	$10.60	(1.2)%	$11,334	(0.77)%	1.58%	18%
2013	22.04	(0.00	)(b)	(11.31)	(11.31)	—	—	—	0.00	10.73	(51.3)	13,476	(0.03)	1.57	4
2012	23.60	(0.07)		(0.95)	(1.02)	—	$(0.54)	$(0.54)	(0.00)	22.04	(4.3)	23,138	(0.28)	1.48	5
2011	35.73	(0.14)		(6.09)	(6.23)	—	(5.90)	(5.90)	0.00	23.60	(17.0)	22,611	(0.40)	1.46	4
2010	29.96	(0.19)		10.88	10.69	$(1.30)	(3.62)	(4.92)	0.00	35.73	35.7	18,954	(0.56)	1.44	7
Class C
2014	$10.10	$(0.18)		$(0.02)	$(0.20)	—	—	—	$0.00	$9.90	(2.0)%	$5,899	(1.52)%	2.33%	18%
2013	20.89	(0.11)		(10.68)	(10.79)	—	—	—	0.00	10.10	(51.7)	5,386	(0.79)	2.32	4
2012	22.57	(0.22)		(0.92)	(1.14)	—	$(0.54)	$(0.54)	(0.00)	20.89	(5.0)	14,642	(1.01)	2.23	5
2011	34.81	(0.39)		(5.95)	(6.34)	—	(5.90)	(5.90)	0.00	22.57	(17.8)	14,858	(1.19)	2.21	4
2010	29.34	(0.42)		10.60	10.18	$(1.11)	(3.60)	(4.71)	0.00	34.81	34.7	18,318	(1.27)	2.19	7
Class I
2014	$10.85	$(0.06)		$(0.05)	$(0.11)	—	—	—	$0.00	$10.74	(1.0)%	$38,958	(0.51)%	1.33%	18%
2013	22.23	0.03		(11.41)	(11.38)	—	—	—	0.00	10.85	(51.2)	12,866	0.21	1.32	4
2012	23.74	(0.01)		(0.96)	(0.97)	—	$(0.54)	$(0.54)	(0.00)	22.23	(4.1)	30,909	(0.03)	1.23	5
2011	35.88	(0.05)		(6.19)	(6.24)	—	(5.90)	(5.90)	0.00	23.74	(17.0)	18,338	(0.15)	1.21	4
2010	30.06	(0.09)		10.93	10.84	$(1.42)	(3.60)	(5.02)	0.00	35.88	36.1	19,088	(0.26)	1.19	7

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the years ended December 31, 2013 and 2011. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.56% and 1.45% (Class AAA and Class A), 2.31% and 2.20% (Class C), and 1.31% and 1.20% (Class I), respectively. For the years December 31, 2014, 2012, and 2010, the effect of interest expense was minimal.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Notes to Financial Statements

1. Organization. Gabelli Gold Fund, Inc. was incorporated on May 13, 1994 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long term capital appreciation. The Fund commenced investment operations on July 11, 1994.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset value of the Fund is determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
Africa	$5,326,180	—	$5,326,180
Australia	4,537,813	$6,259,736	10,797,549
North America	119,218,017	—	119,218,017
United Kingdom	43,776,128	—	43,776,128
Total Common Stocks	172,858,138	6,259,736	179,117,874
Warrants:
Metals and Mining
North America	753,142	—	753,142
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$173,611,280	$6,259,736	$179,871,016

During the year ended December 31, 2014, certain foreign securities were transferred from Level 2 to Level 1 due to the application of fair value procedures resulting from volatility in U.S. markets after the close of the foreign markets. The beginning of period value of the securities that transferred from Level 2 to Level 1 during the period amounted to $2,238,558 or 1.32% of net assets as of December 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2014 or 2013.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2014, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on passive foreign investment companies and other investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to a write-off of the current year net operating loss and adjustments on the sale of securities no longer deemed passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2014, reclassifications were made to decrease accumulated net investment

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

loss by $3,759,196 and increase accumulated net realized loss on investments and foreign currency transactions by $1,670,470, with an offsetting adjustment to paid-in capital.

No distributions were made during the years ended December 31, 2014 and 2013.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(24,417,585)
Net unrealized depreciation on investments and foreign currency translations	(34,205,644)

Total	$(58,623,229)

At December 31, 2014, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$1,506,155
Long term capital loss carryforward with no expiration	22,911,430

Total capital loss carryforwards	$24,417,585

At December 31, 2014, the differences between book basis and tax basis unrealized depreciation on investments were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2014:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$214,076,679	$50,583,068	$(84,788,731)	$(34,205,663)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2014, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2014, other than short term securities and U.S. Government obligations, aggregated $44,689,812 and $37,922,507, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2014, the Distributor retained a total of $28,734 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2014, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2014, there was $3,175,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2014 was $752,314 with a weighted average interest rate of 1.12%. The maximum amount borrowed at any time during the year ended December 31, 2014 was $6,549,000.

8. Capital Stock. The Fund offers four classes of shares — Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor, or brokers that have entered into selling agreements

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2014 and 2013, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	5,120,816	$64,936,989	3,848,200	$53,869,581
Shares redeemed	(6,345,404)	(75,323,937)	(5,718,409)	(82,507,652)

Net decrease	(1,224,588)	$(10,386,948)	(1,870,209)	$(28,638,071)

Class A
Shares sold	461,312	$5,648,505	442,603	$6,033,312
Shares redeemed	(647,593)	(7,481,287)	(236,721)	(3,349,267)

Net increase/(decrease)	(186,281)	$(1,832,782)	205,882	$2,684,045

Class B*
Shares redeemed	—	—	(2,033)	$(28,855)

Net (decrease)	—	—	(2,033)	$(28,855)

Class C
Shares sold	234,215	$2,623,363	181,907	$2,307,260
Shares redeemed	(171,692)	(1,876,972)	(349,173)	(4,471,504)

Net increase/(decrease)	62,523	$746,391	(167,266)	$(2,164,244)

Class I
Shares sold	4,327,680	$49,745,980	1,215,908	$16,446,331
Shares redeemed	(1,886,170)	(23,570,596)	(1,420,656)	(19,279,342)

Net increase/(decrease)	2,441,510	$26,175,384	(204,748)	$(2,833,011)

*	Class B Shares were fully redeemed and closed on April 25, 2013.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Gold Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Gabelli Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Gold Fund, Inc. (the “Fund”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2015

Gabelli Gold Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the Gabelli Gold Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 72	Since 1994	28	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 75	Since 1994	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 79	Since 1994	37	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder, MD Director Age: 74	Since 1994	23	Former Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 80	Since 1994	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 69	Since 2004	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology) (2005-2007); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

Daniel E. Zucchi Director Age: 74	Since 1994	1	President of Zucchi & Associates (general business consulting)	Cypress Care LLC (health care) (2001-2009); Anduro Holdings Inc. (consumer packaging); Sleepy Hollow Country Club (leisure)

Gabelli Gold Fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 63	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Fund Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

GABELLI GOLD FUND, INC.

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e   info@gabelli.com

     GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and	President
Chief Executive Officer,
GAMCO Investors, Inc.	Andrea R. Mango
Secretary
E. Val Cerutti
Chief Executive Officer,	Agnes Mullady
Cerutti Consultants, Inc.	Treasurer

Anthony J. Colavita	Richard J. Walz
President,	Chief Compliance
Anthony J. Colavita, P.C.	Officer

Werner J. Roeder, MD	DISTRIBUTOR
Former Medical Director,
Lawrence Hospital	G.distributors, LLC

Anthonie C. van Ekris	CUSTODIAN, TRANSFER
Chairman,	AGENT, AND DIVIDEND
BALMAC International, Inc.	DISBURSING AGENT

Salvatore J. Zizza	State Street Bank and Trust
Chairman,	Company
Zizza & Associates Corp.

Daniel E. Zucchi	LEGAL COUNSEL
President,
Daniel E. Zucchi Associates	Paul Hasting LLP

This report is submitted for the general information of the shareholders of the Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB008Q414AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,700 for 2013 and $29,500 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,240 for 2013 and $9,980 for 2014. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns and fees relate to Passive Foreign Investment Company identification database subscription fees, billed on an annual basis.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $33,520 for 2013 and $37,645 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Gold Fund, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/06/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/06/2015

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/06/2015

* Print the name and title of each signing officer under his or her signature.